UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2011

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On July 11, 2011, the Board of Directors of Synopsys, Inc. appointed Dr. Chrysostomos L. Nikias, president of the University of Southern California, to serve as a member of Synopsys’ Board of Directors effective on that date. Dr. Nikias will participate in Synopsys’ standard non-employee director compensation arrangements, under which he will receive an annual cash retainer of $125,000 paid quarterly, an initial stock option award for 30,000 shares and an annual equity award with an aggregate value of $125,000, prorated to reflect his service for a partial year. Dr. Nikias has not been appointed to any committees of the Board of Directors.

The press release announcing the appointment of Dr. Nikias to Synopsys’ Board of Directors is furnished and attached to this Current Report on Form 8-K as Exhibit 99.1.

(e)	Approval of Form of Indemnification Agreement for Directors and Executive Officers

On July 11, 2011, Synopsys’ Board of Directors approved a new form of indemnification agreement for Synopsys and each of its directors and executive officers, which amends and restates in its entirety the indemnification agreements previously entered between Synopsys and such directors and executive officers. Synopsys intends to enter into this form of indemnification agreement with each of its current and future directors and executive officers.

Under the new indemnification agreement, Synopsys agrees to indemnify each of its directors and executive officers, to the fullest extent permitted by law and Synopsys’ Bylaws, against any claims related to his or her activities as a director, officer, employee or agent of Synopsys. Synopsys also agrees to advance expenses to the indemnified person, and the indemnified person agrees to repay the advanced amount if and to the extent it is ultimately determined that he or she was not entitled to be indemnified by Synopsys.

The above description of the new form of indemnification agreement is qualified in its entirety by reference to the form indemnification agreement attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated July 14, 2011, titled “Synopsys Appoints Dr. C.L. “Max” Nikias to its Board of Directors.”
99.2	Form of Indemnification Agreement for directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: July 14, 2011	By:	/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press release dated July 14, 2011, titled “Synopsys Appoints Dr. C.L. “Max” Nikias to its Board of Directors.”
99.2	Form of Indemnification Agreement for directors and executive officers.